UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2008
______________________________

U.S. CONCRETE, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-26025	76-0588680
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2925 Briarpark, Suite 1050 Houston, Texas 77042 (Address of principal executive offices, including ZIP code)
(713) 499-6200 (Registrant’s telephone number, including area code)
Not Applicable (Former name or former address, if changed since last report)

_______________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of  the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

At our annual meeting of stockholders on May 22, 2008, our stockholders approved our 2008 Incentive Plan. The plan was adopted by our board of directors on April 11, 2008, subject to the approval of our stockholders at the 2008 annual meeting. For a description of the plan, please see pages 39-43 of our definitive proxy statement relating to our 2008 annual meeting of stockholders, as filed with the Securities and Exchange Commission on April 22, 2008, which description is incorporated herein by reference.

The description of our 2008 Incentive Plan incorporated by reference into this Item 5.02 does not purport to be complete and is qualified in its entirety by reference to the terms of the U.S. Concrete, Inc. 2008 Incentive Plan, a copy of which is attached as Appendix A to our definitive proxy statement relating to our 2008 annual meeting of stockholders, as filed with the Securities and Exchange Commission on April 22, 2008, which Appendix A is incorporated by reference into this Item 5.02.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
10.1	U.S. Concrete, Inc. 2008 Stock Incentive Plan (incorporated by reference to Appendix A to U.S. Concrete’s definitive proxy statement for the 2008 Annual Meeting of Stockholders held on May 22, 2008).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. CONCRETE, INC.

Date: May 22, 2008	By:	/s/ Robert D. Hardy
Robert D. Hardy
Title:Executive Vice President and Chief Financial Officer